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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                        August 24, 1998 (July 23, 1998)


                                 Evercom, Inc.
                                 -------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    Delaware                       333-33639                     75-2680266
    --------                       ---------                     ----------

(STATE OR OTHER             (COMMISSION FILE NUMBER)           (IRS EMPLOYER
 JURISDICTION OF                                             IDENTIFICATION NO.)
 INCORPORATION)


                              8201 Tristar Drive
                             Irving, Texas  75063
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


              Registrant's telephone number, including area code:
                                 (972) 988-3737


                             Talton Holdings, Inc.
                    1209 N. West Carrier Parkway, Suite 300
                          Grand Prairie, Texas  75050
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

     On July 23, 1998, the Registrant released the press release attached hereto as Exhibit 99.1, which press release is incorporated in its entirety herein by reference. See "Index to Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

     99.1 Press Release, dated as of July 23, 1998, by the Company announcing name change, moving of corporate headquarters, and naming of new Chief Operating Officer.

                                       2
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                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  August 24, 1998              EVERCOM, INC.



                                       By:  /s/   Todd Follmer
                                            ----------------------------------
                                                  Todd Follmer
                                                  Chairman and Chief Executive
                                                  Officer

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


        99.1                   Press Release, dated as of July 23, 1998